CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of XRG, Inc. (the "Company") on Form 10-KSB for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on July 14, 2003 (the "Report"), I, Kevin Brennan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kevin Brennan
-------------------------
Kevin Brennan
Chief Executive Officer
July 14, 2003


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of XRG, Inc. (the "Company") on Form 10-KSB for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on July 14, 2003 (the "Report"), I, Stephen Couture, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(3) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Stephen Couture
-------------------------
Stephen Couture
Chief Financial Officer
July 14, 2003